The Lord Abbett Family of Funds1

Supplement dated April 20, 2018

to the Prospectuses

This supplement updates certain information contained in your Fund’s prospectus. You should read this supplement in conjunction with your Fund’s prospectus.

Dealer Concession Schedule

Effective April 20, 2018, the following footnote is added to correspond to the “Class A Investments” header in the “Dealer Concession Schedule – Class A Shares for Certain Purchases Without a Front-End Sales Charge” table in each applicable Fund’s prospectus:

**Assets initially purchased into Class A shares of Lord Abbett Ultra Short Bond Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating the amount of any Dealer’s Concession.

Reinvestment Privilege

Effective April 20, 2018, the following sentence is added at the end of the “Reinvestment Privilege” paragraph in each Fund’s prospectus:

The reinvestment privilege only applies to your Fund’s shares if you previously paid a front-end sales charge in connection with your purchase of such shares.

Please retain this document for your future reference.

[1]	When used in this supplement, the term “the Fund” refers to each of the Lord Abbett Funds to which one or more of the changes in this supplement applies, and any changes reflected in this supplement apply only to the extent those Funds’ prospectuses include the relevant language.